BEAR STEARNS

BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	July 28, 2006
TO:	Goldman Sachs Capital Markets, L.P.
ATTENTION:	Roger Yao
TELEPHONE:	212-357-8377
FACSIMILE:	212-493-0495
FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857
SUBJECT:	Fixed Income Derivatives Confirmation and Agreement
REFERENCE NUMBER:	FXNEC8542

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Goldman Sachs Capital Markets, L.P. ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the *2000 ISDA Definitions* (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap
Notional Amount:	With respect to any Calculation Period, the amount set forth for such Calculation Period in Schedule I attached hereto.
Trade Date:	July 19, 2006
Effective Date:	July 25, 2006

Termination Date:	May 25, 2025
Fixed Amount (Premium):	
Fixed Rate Payer:	Counterparty
Fixed Rate Payer Payment Date:	July 25, 2006
Fixed Amount:	USD 345,000
Floating Amounts:	
Floating Rate Payer:	BSFP
Cap Rate:	5.90000%
Floating Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing August 25, 2006 and ending on the Termination Date, with No Adjustment.
Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 8.90000% then the Floating Rate Option for such Calculation Period shall be deemed to be 8.90000%.
Designated Maturity:	One month
Floating Rate Day Count Fraction:	30/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Days:	New York

Business Day Convention:	Modified Following
Additional Amount:	In connection with entering into this Transaction USD 3,000 is payable by Counterparty to BSFP on July 27, 2006.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) *Termination Provisions.* For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e):

(i) Market Quotation will apply.

(ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) *Limitation on Events of Default.* Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) *Documents to be Delivered.* For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver document	**Form/Document/ Certificate**	**Date by which to be delivered**
BSFP and the Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate	Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	**Form/Document/ Certificate**	**Date by which to be delivered**	**Covered by Section 3(d) Representation**
BSFP and the Counterparty	A certificate of an authorized officer of the party, as to the incumbency and	Upon the execution and delivery of this Agreement and such	Yes

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
	authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be	Confirmation	

6) *Miscellaneous.* Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to BSFP:

Address: 383 Madison Avenue, New York, New York 10179
Attention: DPC Manager
Facsimile: (212) 272-5823

with a copy to:

Address: One Metrotech Center North, Brooklyn, New York 11201
Attention: Derivative Operations - 7th Floor
Facsimile: (212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address: Goldman Sachs Capital Markets, L.P.
85 Broad Street, 27th Floor
New York, NY 10004
Attention: Roger Yao
Facsimile: 212-493-0495
Phone: 212-357-8377

with a copy to:

Address: Goldman Sachs Capital Markets, L.P.
85 Broad St, 26th Floor

	New York, NY 10036
Attention:	Mr. Kroum Sourov
Facsimile:	212-902-3000
Phone:	212-902-8440

(For all purposes)

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

BSFP appoints as its Process Agent:	Not Applicable
The Counterparty appoints as its Process Agent:	Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP.

(f) Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g) Credit Support Provider.

BSFP: Not Applicable

The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter

of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, <u>provided</u> that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

"(g) <u>Relationship Between Parties</u>.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) <u>Nonreliance</u>. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) <u>Evaluation and Understanding</u>.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) <u>Purpose</u>. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

9) Assignment's.

(a) Assignment. It is acknowledged and agreed by the parties that this Agreement shall be assigned and novated by the Counterparty to GS Mortgage Securities Corp. and then from GS Mortgage Securities Corp. to Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee of the separate interest trust created pursuant to the Master Servicing and Trust Agreement dated as of July 1, 2006 among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Deutsche Bank National Trust Company, as custodian, on behalf of the holders of the GSR 2006-7F Mortgage Pass-Through Certificates, Class 4A-1 (the "Separate Interest Trust"). Such assignments and novations shall be documented pursuant to a separate novation agreement.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

4. Account Details and Settlement Information:

Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
[please provide]

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to **212-272-9857**. For inquiries regarding U.S. Transactions, please contact **Susan Donlon** by telephone at **212-272-2364**. For all other inquiries please contact **Derivatives Documentation** by telephone at **353-1-402-6233**. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: /s/ Leticia Chevere
Name: Leticia Chevere
Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

GOLDMAN SACHS CAPITAL MARKETS, L.P.

By: /s/ Steve Schultz
Name: Steve Schultz
Title: Vice President

er

SCHEDULE I

From and including	To but excluding	Notional Amount (USD)
Effective Date	25-Aug-2006	50,000,000.00
25-Aug-2006	25-Sep-2006	49,895,750.02
25-Sep-2006	25-Oct-2006	49,740,548.00
25-Oct-2006	25-Nov-2006	49,534,369.45
25-Nov-2006	25-Dec-2006	49,277,305.02
25-Dec-2006	25-Jan-2007	48,969,561.59
25-Jan-2007	25-Feb-2007	48,611,462.99
25-Feb-2007	25-Mar-2007	48,203,450.45
25-Mar-2007	25-Apr-2007	47,746,082.64
25-Apr-2007	25-May-2007	47,240,035.32
25-May-2007	25-Jun-2007	46,686,100.71
25-Jun-2007	25-Jul-2007	46,085,186.36
25-Jul-2007	25-Aug-2007	45,438,313.78
25-Aug-2007	25-Sep-2007	44,746,616.55
25-Sep-2007	25-Oct-2007	44,011,338.21
25-Oct-2007	25-Nov-2007	43,233,829.65
25-Nov-2007	25-Dec-2007	42,415,546.18
25-Dec-2007	25-Jan-2008	41,558,044.27
25-Jan-2008	25-Feb-2008	40,662,977.89
25-Feb-2008	25-Mar-2008	39,732,094.50
25-Mar-2008	25-Apr-2008	38,767,230.80
25-Apr-2008	25-May-2008	37,770,308.00
25-May-2008	25-Jun-2008	36,743,326.91
25-Jun-2008	25-Jul-2008	35,688,362.72
25-Jul-2008	25-Aug-2008	34,607,559.46
25-Aug-2008	25-Sep-2008	33,503,124.24
25-Sep-2008	25-Oct-2008	32,377,321.25
25-Oct-2008	25-Nov-2008	31,232,465.53
25-Nov-2008	25-Dec-2008	30,070,916.55
25-Dec-2008	25-Jan-2009	28,897,648.79
25-Jan-2009	25-Feb-2009	27,757,285.20
25-Feb-2009	25-Mar-2009	26,649,126.92
25-Mar-2009	25-Apr-2009	25,572,489.11
25-Apr-2009	25-May-2009	24,526,700.63
25-May-2009	25-Jun-2009	23,511,103.83
25-Jun-2009	25-Jul-2009	22,525,054.23
25-Jul-2009	25-Aug-2009	21,567,920.29
25-Aug-2009	25-Sep-2009	20,639,083.12
25-Sep-2009	25-Oct-2009	19,737,936.30

25-Oct-2009	25-Nov-2009	18,863,885.55
25-Nov-2009	25-Dec-2009	18,016,348.57
25-Dec-2009	25-Jan-2010	17,194,754.73
25-Jan-2010	25-Feb-2010	16,398,544.87
25-Feb-2010	25-Mar-2010	15,627,171.13
25-Mar-2010	25-Apr-2010	14,880,096.63
25-Apr-2010	25-May-2010	14,156,795.29
25-May-2010	25-Jun-2010	13,456,751.67
25-Jun-2010	25-Jul-2010	12,779,460.68
25-Jul-2010	25-Aug-2010	12,124,427.41
25-Aug-2010	25-Sep-2010	11,491,166.95
25-Sep-2010	25-Oct-2010	10,879,204.16
25-Oct-2010	25-Nov-2010	10,288,073.50
25-Nov-2010	25-Dec-2010	9,717,318.81
25-Dec-2010	25-Jan-2011	9,166,493.15
25-Jan-2011	25-Feb-2011	8,635,158.63
25-Feb-2011	25-Mar-2011	8,122,886.20
25-Mar-2011	25-Apr-2011	7,629,255.48
25-Apr-2011	25-May-2011	7,153,854.62
25-May-2011	25-Jun-2011	6,696,280.07
25-Jun-2011	25-Jul-2011	6,256,136.50
25-Jul-2011	25-Aug-2011	5,833,036.56
25-Aug-2011	25-Sep-2011	5,444,963.08
25-Sep-2011	25-Oct-2011	5,073,015.11
25-Oct-2011	25-Nov-2011	4,716,829.32
25-Nov-2011	25-Dec-2011	4,376,049.80
25-Dec-2011	25-Jan-2012	4,050,327.85
25-Jan-2012	25-Feb-2012	3,739,321.88
25-Feb-2012	25-Mar-2012	3,442,697.27
25-Mar-2012	25-Apr-2012	3,160,126.20
25-Apr-2012	25-May-2012	2,891,287.56
25-May-2012	25-Jun-2012	2,635,866.79
25-Jun-2012	25-Jul-2012	2,393,555.75
25-Jul-2012	25-Aug-2012	2,164,052.57
25-Aug-2012	25-Sep-2012	1,952,599.08
25-Sep-2012	25-Oct-2012	1,753,261.20
25-Oct-2012	25-Nov-2012	1,565,756.49
25-Nov-2012	25-Dec-2012	1,389,808.27
25-Dec-2012	25-Jan-2013	1,225,145.60
25-Jan-2013	25-Feb-2013	1,071,503.07
25-Feb-2013	25-Mar-2013	928,620.73
25-Mar-2013	25-Apr-2013	796,244.01
25-Apr-2013	25-May-2013	674,123.56
25-May-2013	25-Jun-2013	562,015.19

25-Jun-2013	25-Jul-2013	459,679.74
25-Jul-2013	25-Aug-2013	366,883.00
25-Aug-2013	25-Sep-2013	293,089.11
25-Sep-2013	25-Oct-2013	228,113.22
25-Oct-2013	25-Nov-2013	171,739.80
25-Nov-2013	25-Dec-2013	123,757.84
25-Dec-2013	25-Jan-2014	83,960.72
25-Jan-2014	25-Feb-2014	52,146.15
25-Feb-2014	25-Mar-2014	28,116.07
25-Mar-2014	25-Apr-2014	11,676.56
25-Apr-2014	25-May-2014	2,637.78
25-May-2014	Termination Date	813.83